AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     This Amendment No. 1 is made to that certain Employment Agreement dated July 1, 1991 (the "Employment Agreement") between Conseco, Inc. (the "Company") and Rollin M. Dick ("Executive").

     NOW THEREFORE, in consideration of the mutual covenants contained herein and in the Employment Agreement, Company and Executive agree as follows:

      1. Section 2 of the Employment Agreement is hereby amended in its entirety to read as follows:

     "2. Term. The effective date of this Agreement shall be July 1, 1991. Subject to the provisions for termination as provided in Section 10 hereof, the term of this Agreement shall be the period beginning July 1, 1991, and ending December 31, 2001 (hereinafter called the "Basic Employment Period")."

     2. Except as modified by this Amendment and any previous addendum or amendment not in conflict herewith, the parties confirm that the Employment Agreement remains in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the Company and Executive have executed this Amendment to be effective the 12th day of March, 1996.

                                     CONSECO, INC.



                                     By:/s/ Stephen C. Hilbert
                                        -------------------------
                                         Stephen C. Hilbert,
                                         Chairman of the Board

                                               "Company"



                                        /s/ Rollin M. Dick
                                        -------------------------
                                           Rollin M. Dick

                                              "Executive"